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                                                               ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-89990 for Hartford Life Insurance Company Separate Account VL II on Form S-6.

                                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
April 8, 2002